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                                                     Draft of October 7, 1996




                              LARSCOM INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN

1.   PURPOSE.

     The purpose of this Plan is to provide eligible employees the opportunity to purchase Common Stock on a basis that qualifies for the tax treatment prescribed by section 423 of the Code.

2.   DEFINITIONS.

     The following terms, when used in the Plan, shall have the following meanings:

     (a) "Board" or "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

     (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to the Code or to a particular section of the Code shall include references to any related Treasury Regulations and rulings and to successor provisions.

     (c) "Committee" means the committee appointed by the Board of Directors to administer the Plan pursuant to the provisions of section 3(a) below.

     (d) "Common Stock" means common stock, par value $___ per share, of the Company.

     (e)  "Company" means Larscom Incorporated, a Delaware corporation.

     (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     (g)  "Fair Market Value" on a particular date means as follows:

          (i) If shares of Common Stock are listed or admitted to trading on such date on the New York Stock Exchange, the mean between the high and low sales prices of a share of Common Stock in consolidated trading as reported for such date in the WALL STREET JOURNAL; or

          (ii) If shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange but are listed or admitted to trading on another



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national exchange, the mean between the high and low sales prices of a share of
Common Stock in consolidated trading as reported for such date in the WALL STREET JOURNAL with regard to securities listed or admitted to trading on such national exchange; or

          (iii) If shares of Common Stock are not listed or admitted to trading on any national exchange, the mean between the high and low sales prices of a share of Common Stock as reported for such date in the WALL STREET JOURNAL with regard to NASDAQ issues or, if shares of Common Stock are publicly traded on such date but NASDAQ prices are not quoted for such date in the WALL STREET JOURNAL, the mean of the closing bid and asked prices of a share of Common Stock on such date as furnished by a professional market maker making a market in shares of Common Stock; or

          (iv) If in (i), (ii) or (iii) above, as applicable, there were no sales on such date reported as provided above, the respective prices on the most recent prior day on which sales were so reported;

provided that "Fair Market Value" on the date on which an Initial Public Offering occurs shall mean the price at which shares of Common Stock are sold to the public in such Initial Public Offering. If the foregoing method of determining fair market value should be inconsistent with section 423 of the Code, "Fair Market Value" shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value as so determined.

     (h) "Initial Public Offering" means an initial public offering in the United States of America of shares of Common Stock, which for purposes of the Plan shall be deemed to occur on the first date, if any, on which such shares are sold to the public in the United States of America pursuant to a registration statement under the Securities Act of 1933, as amended.

     (i) "Offering" means a period, designated by the Committee in accordance with the provisions of section 6 of the Plan, on the first day of which options will be granted to eligible employees pursuant to section 8(a) of the Plan and on the last day of which such options will be deemed exercised or will expire, as applicable, in accordance with section 8(b) of the Plan.

     (j) "Participant" or "Participating Employee" means an employee of the Company or a Participating Subsidiary who is eligible to participate in an Offering under the Plan pursuant to section 5 below and who elects to participate in such


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Offering in accordance with section 6 below.

     (k) "Participating Subsidiary" means, with respect to an Offering under the Plan, a Subsidiary the employees of which are authorized by the Committee as provided in section 5 below to participate in such Offering.

     (l) "Plan" means the Larscom Incorporated Employee Stock Purchase Plan set forth in these pages, as amended from time to time.

     (m) "SEC Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

     (n) "Section 16 Person" means a person subject to section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

     (o) "Subsidiary" means a subsidiary as defined in section 424(f) of the Code, including a corporation which becomes such a subsidiary in the future.

     (p) "Total Compensation" means, with respect to any Offering, an employee's gross salary, overtime pay, bonuses and commissions paid in payroll periods that end during, or coincident with the end of, such Offering, including any of the foregoing that would have been paid to such employee in such payroll periods but for the employee's election to contribute such compensation to a plan qualified under section 401(k) of the Code or a cafeteria plan under Code section 125.

3.   ADMINISTRATION.

     (a) The Plan shall be administered by a committee of the Board consisting of two or more directors appointed from time to time by the Board.

     (b) Subject to the provisions of the Plan, the powers of the Committee shall include having the authority, in its discretion, to:

          (i) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; and

          (ii) interpret, administer and construe the Plan and make all other


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determinations necessary or advisable for the administration of the Plan, including but not limited to correcting defects, reconciling inconsistencies and resolving ambiguities.

     (c) The interpretation by the Committee of the terms and conditions of the Plan, and its administration of the Plan, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, all Participants and employees, and upon their respective successors and assigns, and upon all other persons claiming under or through any of them.

     (d) Members of the Board and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties.

4.   STOCK SUBJECT TO THE PLAN.

     (a) Subject to paragraph (c) below, the aggregate number of shares of Common Stock which may be sold under the Plan is __________ shares of Common Stock.

     (b) If the number of shares of Common Stock that Participating Employees become entitled to purchase is greater than the number of shares of Common Stock that are offered in a particular Offering or that remain available under the Plan, the available shares of Common Stock shall be allocated by the Committee among such Participating Employees in such manner as it deems fair and equitable.

     (c) In the event of any change in the Common Stock, through recapitalization, merger, consolidation, stock dividend or split, combination or exchange of shares, spinoff or otherwise, the Committee may make such equitable adjustments in the Plan and the then outstanding Offerings as it deems necessary and appropriate including, but not limited to, changing the number of shares of Common Stock reserved under the Plan, and the purchase price of shares in the current Offering; provided that any such adjustments shall be consistent with sections 423 and 424 of the Code.

     (d) Shares of Common Stock which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchasing such shares on the open market or from private sources, or by issuing authorized but unissued


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shares of its Common Stock.  Shares of authorized but unissued Common Stock may not be delivered under the Plan if the purchase price thereof is less than the par value (if any) of the Common Stock at the time. The Committee may (but need not) provide at any time or from time to time (including without limitation upon or in contemplation of a change in control) for a number of shares of Common Stock equal in number to the number of shares then subject to options under this Plan to be issued or transferred to, or acquired by, a trust (including but not limited to a grantor trust) for the purpose of satisfying the Company's obligations under such options, and, unless prohibited by applicable law, such shares held in trust shall be considered authorized and issued shares with full dividend and voting rights, notwithstanding that the options to which such shares relate might not be exercisable at the time. No fractional shares of Common Stock shall be issued or sold under the Plan.

5.   ELIGIBILITY.

     All employees of the Company and any Subsidiaries designated by the Committee from time to time will be eligible to participate in the Plan, in accordance with and subject to such rules and regulations as the Committee may prescribe; provided, however, that (a) such rules shall neither permit nor deny participation in the Plan contrary to the requirements of the Code (including but not limited to section 423(b)(3), (4) and (8) thereof), (b) no employee shall be eligible to participate in the Plan if his or her customary employment is 20 hours or less per week or for not more than 5 months in any calendar year, unless the Committee determines otherwise on a uniform and non-discriminatory basis, (c) the Committee may (but need not) in its discretion exclude employees who have been employed by the Company or a participating Subsidiary less than two years and/or highly compensated employees within the meaning of section 414(q) of the Code from being eligible to participate in the Plan or any Offering, and (d) no employee may be granted an option under the Plan if such employee, immediately after the option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of his employer corporation or any parent or subsidiary corporation (within the meaning of section 423(b)(3) of the Code). For purposes of the preceding sentence, the rules of section 424(d) of the Code shall apply in determining the stock ownership of an employee, and stock which the employee may purchase under outstanding options (whether or not such options qualify for the special tax treatment afforded by Code section 421(a)) shall be treated as stock owned by the employee; and (d) all participating employees shall have the same rights and privileges except as otherwise permitted by section 423(b)(5) of the Code.


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6.   OFFERINGS; PARTICIPATION.

     The Company may make Offerings of up to 27 months' duration each, to eligible employees to purchase shares of Common Stock under the Plan, until all shares authorized to be delivered under the Plan have been exhausted or until the Plan is sooner terminated by the Board. Subject to the preceding sentence, the number, commencement date and duration of any Offerings shall be determined by the Committee in its sole discretion; provided that, unless the Committee determines otherwise, (a) the first Offering shall commence on the date of the Company's Initial Public Offering and shall terminate on (and include) the next succeeding July 31, and (b) a new Offering shall commence on each August 1 and February 1 after the termination of the first Offering and shall terminate on (and include) the day immediately preceding the day on which the next Offering commences. The duration of any Offering need not be the same as the duration of any other Offering, and more than one Offering may commence or terminate on the same date if the Committee so provides. Subject to such rules, procedures and forms as the Committee may prescribe, an eligible employee may elect to participate in an Offering at such time(s) as the Committee may permit by authorizing a payroll deduction for such purpose of up to a maximum of ten percent of his Total Compensation with respect to such Offering or such lesser amount as the Committee may prescribe. The Committee may (but need not) permit employee contributions to be made by means other than payroll deductions, provided that in no event shall an employee's contributions (excluding interest, if any, credited pursuant to section 7(a) below) from all sources in any Offering exceed ten percent of his Total Compensation with respect to such Offering or such lesser amount as the Committee may prescribe. The Committee may at any time suspend or accelerate the completion of an Offering if required by law or deemed by the Committee to be in the best interests of the Company, including in the event of a change in ownership or control of the Company or any Subsidiary.

7.   PAYROLL DEDUCTIONS.

     (a) The Company will maintain payroll deduction accounts on its books for all Participating Employees, and may (but need not) credit such accounts with interest if (and only if) the Committee so directs at such rate (if any) as the Committee may prescribe. All employee contributions and any interest thereon which the Committee may authorize in accordance with the preceding sentence shall be credited to such accounts. Employee contributions and any interest credited to the payroll deduction accounts of Participating Employees need not be segregated from other corporate funds and may be used for any corporate purpose.


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     (b)  At such times as the Committee may permit and subject to such rules, procedures and forms as the Committee may prescribe, a Participating Employee may increase, decrease or suspend his payroll deduction during an Offering, or may withdraw the balance of his or her payroll deduction account and thereby withdraw from participation in an Offering. However, an employee may at any time waive in writing the right or privilege to decrease or suspend his payroll deductions or withdraw from participation in a particular Offering for a period of at least six months. Any such waiver shall be irrevocable with respect to the period ending six months after the employee files a superseding written revocation of such waiver with the Company.

     (c) No employee shall make any elective contribution or employee contribution to the Plan (within the meaning of Treasury Regulation section 1.401(k)-1(d)(2)(iv)(B)(4)) during the balance of the calendar year after the employee's receipt of a hardship distribution from a plan of the Company or a related party within the provisions of Code section 414(b), (c), (m) or (o) containing a cash or deferred arrangement under section 401(k) of the Code, or during the following calendar year. The foregoing sentence shall not apply if and to the extent the Committee determines it is not necessary to qualify any such plan as a cash or deferred arrangement under section 401(k) of the Code.

     (d) Any balance remaining in an employee's payroll deduction account after shares have been purchased in an Offering pursuant to section 8(b) below will be carried forward into the employee's payroll deduction account for the following Offering (if any). In no event will the balance carried forward be equal to or greater than the purchase price of one share of Common Stock as determined under section 8(c) below. Any excess shall be refunded to the Participant. Upon termination of the Plan, all amounts in the accounts of Participating Employees shall be carried forward into their payroll deduction accounts under a successor plan, if any, or refunded to them, as the Committee may decide.

     (e) In the event of the termination of a Participating Employee's employment for any reason, his or her participation in any Offering under the Plan shall cease, no further amounts shall be deducted pursuant to the Plan and the balance in the employee's account shall be paid as soon as practicable following such termination of employment to the employee, or, in the event of the employee's death, to the employee's beneficiary under the Company's basic group life insurance program.


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8.   PURCHASE; LIMITATIONS.

     (a) Subject to section 5 above and within the limitations of section 8(d) below, each person who is an eligible employee of the Company or a Participating Subsidiary on the first day of an Offering under the Plan is hereby granted an option, on the first day of such Offering, to purchase a number of whole shares of Common Stock at the end of such Offering determined by dividing ten percent (or such lesser percentage as may be specified by the Committee as the maximum employee contribution percentage in such Offering) of such employee's Total Compensation with respect to such Offering, plus such interest (if any) as the Committee may authorize to be credited during such Offering in accordance with section 7(a) above, by 85 percent of the Fair Market Value of a share of Common Stock on the first date of such Offering or on the last date of such Offering, whichever is lower, provided that in no event shall the number of shares of Common Stock that may be purchased under any such option exceed __________ shares or such higher or lower number of whole shares as the Committee may have specified in advance of such Offering as the maximum amount of stock which may be purchased by an employee in such Offering. The purchase price of such shares under such options shall be determined in accordance with section 8(c) below. The Company's obligation to sell and deliver Common Stock in any Offering or pursuant to any such option shall be subject to the approval of any governmental authority whose approval the Committee determines it is necessary or advisable to obtain in connection with the authorization, issuance, offer or sale of such Common Stock.

     (b) As of the last day of the Offering, the payroll deduction account of each Participating Employee shall be totalled. Subject to the provisions of section 7(b) above and 8(d) below, if such account contains sufficient funds as of that date to purchase one or more whole shares of Common Stock at the price determined under section 8(c) below, the Participating Employee shall be conclusively deemed to have exercised the option granted pursuant to section 8(a) above for as many whole shares of Common Stock as the amount of his payroll deduction account (including any contributions made by means other than payroll deductions and including any interest credited to the account) at the end of the Offering can purchase (but in no event for more than the total number of shares that are subject to the option); such employee's account will be charged for the amount of the purchase and for all purposes under the Plan the employee will be deemed to have acquired the shares on that date; and either a stock certificate representing such shares will be issued to him or her, or the Company's registrar will make an entry on its books and records evidencing that such shares have


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been duly issued or transferred as of that date, as the Committee may direct.
Notwithstanding any provision of the Plan to the contrary, the Committee may but need not permit fractional shares to be purchased under the Plan. Any option granted pursuant to section 8(a) above which is not deemed exercised as of the last day of the Offering in accordance with the foregoing provisions of this section 8(b) shall expire on that date.

     (c) Unless the Committee determines before the first day of an Offering that a higher price that complies with section 423 of the Code shall apply, the price at which shares of Common Stock may be purchased under each option granted pursuant to section 8(a) above shall be the lesser of (i) an amount equal to 85 percent of the Fair Market Value of the Common Stock at the time such option is granted, or (ii) an amount equal to 85 percent of the Fair Market Value of the Common Stock at the time such option is exercised.

     (d) In addition to any other limitations set forth in the Plan, no employee may be granted an option under the Plan which permits his rights to purchase stock under the Plan, and any other stock purchase plan of his employer corporation and its parent and subsidiary corporations that is qualified under section 423 of the Code, to accrue at a rate which exceeds $25,000 of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which the option is outstanding at any time. The Committee may further limit the amount of Common Stock which may be purchased by any employee during an Offering in accordance with section 423(b)(5) of the Code.

9.   NO TRANSFER.

     (a) No option, right or benefit under the Plan (including any derivative security within the meaning of SEC Rule 16a-1(c), 17 CFR section 240.16a-1(c)) may be transferred by any employee, whether by will, the laws of descent and distribution, or otherwise, and all options, rights and benefits under the Plan may be exercised during an employee's lifetime only by such employee.

     (b) Book entry accounts and certificates for shares of Common Stock purchased under the Plan may be maintained or registered, as the case may be, only in the name of the Participating Employee or, if such employee so indicates on his or her payroll deduction authorization form, in his or her name jointly with a member of his or her family, with right of survivorship. A Participating Employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may have book entry accounts maintained and certificates registered in the


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employee's name as tenant in common with a member of the employee's family, without right of survivorship.

10.  EFFECTIVE DATE AND DURATION OF PLAN.

     The Plan shall become effective when adopted by the Board, provided that the stockholders of the Company approve it within 12 months thereafter. If not so approved by shareholders, the Plan shall be null, void and of no force or effect. If so approved, the Plan shall remain in effect until all shares authorized to be issued or transferred hereunder have been exhausted or until the Plan is sooner terminated by the Board of Directors, and may continue in effect thereafter with respect to any options outstanding at the time of such termination if the Board of Directors so provides.

11.  AMENDMENT AND TERMINATION OF THE PLAN.

     The Plan may be amended by the Board of Directors, without shareholder approval, at any time and in any respect, unless shareholder approval of the amendment in question is required under Delaware law, the Code (including without limitation Code section 423 and Treasury Regulation section 1.423-2(c)(4) thereunder), any national securities exchange or system on which the Common Stock is then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or under any other applicable laws, rules
or regulations.   The Plan may also be terminated at any time by the Board of
Directors.

12.  GENERAL PROVISIONS.

     (a) Nothing contained in this Plan shall be deemed to confer upon any person any right to continue as an employee of or to be associated in any other way with the Company for any period of time or at any particular rate of compensation.

     (b) No person shall have any rights as a stockholder of the Company with respect to any shares optioned under the Plan until such shares are issued or transferred to him or her.

     (c) All expenses of adopting and administering the Plan shall be borne by the Company, and none of such expenses shall be charged to any employee.

     (d)  The Plan shall be governed by and construed under the laws of the


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State of Delaware, without giving effect to the principles of conflicts of laws of that State.

     (e) The Plan and each Offering under the Plan is intended to qualify as an "employee stock purchase plan" within the meaning of section 423 of the Code. Transactions under the Plan by or with respect to Section 16 Persons are also intended to qualify for exemption under SEC Rule 16b-3, unless the Committee specifically determines otherwise. Every provision of the Plan shall be administered, interpreted and construed to carry out those intentions, and, any provision of the Plan to the contrary notwithstanding, any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

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